Supplemental Financial Information Third Quarter Ended September 30, 2021 November 3, 2021 1 Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of the Company.  Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimate,” “may,” “could,” “should,” “outlook,” and “guidance” and words and terms of similar substance used in connection with any discussion of future plans, actions, events or results identify forward-looking statements.   Forward-looking statements are based on information currently available to the Company and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including, but not limited to, the risks and uncertainties related to the COVID-19 pandemic and those otherwise described in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Many of these risks, uncertainties and assumptions are beyond the Company’s ability to control or predict. Because of these risks, uncertainties and assumptions, investors should not place undue reliance on these forward-looking statements. Non-GAAP Financial Information   This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), including EBITDA and Adjusted EBITDA. The company uses these non-GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items. The company presents these financial measures to investors because they believe they are useful to investors in evaluating the primary factors that drive the company's operating performance. The items excluded from these non-GAAP measures are important in understanding LHC Group’s financial performance, and any non-GAAP measures presented should not be considered in isolation of, or as an alternative to, GAAP financial measures. Since these non-GAAP financial measures are not measures determined in accordance with GAAP, have no standardized meaning prescribed by GAAP and are susceptible to varying calculations, these measures, as presented, may not be comparable to other similarly titled measures of other companies.  EBITDA of LHC Group is defined as net income (loss) before income tax benefit (expense), interest expense, and depreciation and amortization expense. Adjusted EBITDA of LHC Group is defined as net income (loss) before income tax expense benefit (expense), depreciation and amortization expense, and transaction costs related to previous transactions. Please visit the Investors section on our website at Investor.LHCgroup.com for additional information on LHC Group and the industry. Nasdaq: LHCG 2

TABLE OF CONTENTS

Business & Legislative Overview 4 - 11
- LHC Group Overview
- Commentary on Q3 2021 and Q4 2021 Trends
- Choose Home Care Act of 2021
- Policies on Home Care
- Unprecedented Support for Homecare

Differentiated Strategies 12 - 27
- Differentiated Strategy Leading to Quality Growth
- Multiple Organic and Inorganic Growth Levers
- Building Blocks of Long-Term Earnings Growth
- Recruiting and Retention
- New COVID Cases Declining in Q4 2021
- Sequential Operational Trends
- Home Health and Hospice Clinicians on Quarantine Trend
- Home Health Labor Cost per Visit
- Home Health and Hospice Growth
- Industry-Leading Quality and Patient Satisfaction
- M&A Activity Sets the Stage for 2022
- HCI Segment Supports Advanced Care@Home Programs
- Advanced Care @ Home Partnership with SCP Health

2021 Consolidated Results 28 - 32
- 2021 Adjusted Consolidated Results
- Adjusted Consolidated Results – 2021 vs 2020
- Adjustments to Net Income

Segment Results 33 - 40
- Three and Nine Months Ended September 30, 2021
- Home Health
- Hospice
- Home and Community Based Services
- Facility-Based Services
- Health Care Innovations

Guidance, Liquidity & Outlook 41 - 44
- Full Year 2021 Guidance
- Debt and Liquidity Metrics
- Focus for 2021

Appendix 45 - 48
- Non-GAAP Reconciliations

LHC GROUP

3

BUSINESS & LEGISLATIVE OVERVIEW 4

Home Health Hospice HCBS Home Health & Hospice Home Health & HCBS Home Health, Hospice, & HCBS LHC GROUP OVERVIEW AS OF NOVEMBER 1, 2021 LEGEND: 556 home health locations 167 hospice locations 130 home & community based services locations 12 long term acute care hospital locations 52 other service locations 435 leading hospital JV partners 60% (37 states & the District of Columbia) 12M+ annual patient encounters 3,600 referral hospitals 64,000 referral physicians of the U.S. population aged 65+ included in service area 5

Hurricane Ida and the capacity constraints caused by the Delta variant’s impact on clinicians on quarantine – particularly in the Southeast which comprises two-thirds of total revenue – caused significant headwinds for Q3 compared with Q3 2020 and Q2 2021. A total of 39 home health and three hospice locations were temporarily closed during the quarter due to Hurricane Ida, for a total of 120 lost operating days, resulting in an estimated impact to revenue of $3.1 million and EBITDA of $1.2 million. The percentage of clinicians on quarantine increased from 0.25% at the end of the second quarter of 2021 to 3.0% by the end of the third quarter of 2021, with a peak of 4.0% in the Southeastern states, resulting in an estimated impact to revenue of $12.0 million and EBITDA of $4.8 million. Due to the high numbers of quarantined staff, the Company utilized more contract labor, unfavorably impacting EBITDA by $3.4 million in the third quarter of 2021 compared to the second quarter of 2021. Organic growth in admissions for home health locations increased 3.6% for Q3 compared to the same period in 2020. Our Home Health non-Medicare episodic same store admissions increased 11.6% in Q3 as compared to the same period in 2020. Organic growth in admissions for hospice increased 0.1% in Q3 compared to the same period in 2020. COMMENTARY ON Q3 2021 6

Momentum from new physician referral sources continues with 4,773 new and unique home health referral sources added in Q3 which is a 4.2% increase over the same period in 2020. Home Health average daily census of 84,258 in Q3 2021 was 2.4% higher than 82,254 in Q3 2020 but down 1.5% sequentially from Q2 2021. Hospice average daily census of 5,697 in Q3 2021 was 29.7% higher than 4,393 in Q3 2020 and up 27.9% sequentially from Q2 2021 due to the Heart of Hospice acquisition which was completed on September 1, 2021. Adjusted net income attributable to LHC Group’s common stockholders was $45.7 million, or $1.45 adjusted earnings per diluted share, in Q3 2021 as compared to $51.3 million, or $1.63 adjusted earnings per diluted share in Q3 2020. Adjusted EBITDA was $68.8 million in Q3 2021 compared to $74.5 million in Q3 2020. Operating trends in October 2021 continue to improve: Average daily Home Health census for October 2021 increased 1,164 to 85,422, up 1.4% compared with the third quarter of 2021. Company wide, clinicians on quarantine percentage has declined 120 basis points to 1.8% as of November 1, 2021 In our Southeastern states, clinicians on quarantine percentage has declined 230 basis points to 1.7% as of November 1, 2021 Hospice experienced five consecutive months of normalized length of stay resulting in continuing sequential and year-over-year growth in average daily census. COMMENTARY ON Q3 2021 AND Q4 2021 TO DATE 7

For the first time, allows Medicare seniors to choose to recover at home as opposed to an in-patient healthcare facility after a hospitalization and who meet the eligibility for Skilled Nursing Facility (SNF). Introduced July 29, 2021 in the Senate (S-2562) with bipartisan sponsorship led by Sens. Stabenow (D-MI) and Young (R-IN) and now 12 additional co-sponsors from both parties and committees of healthcare and aging jurisdictions. Same bill (HR5514) introduced in the U.S. House on October 8, 2021 by Cong. Cuellar (D-TX) and Comer (R-KY) with 15 co-sponsors now from both parties and House committees of healthcare jurisdiction. Bill has been sent to CBO (Congressional Budget Office) for scoring/review of budget implications and for consideration in a legislative vehicle this Congress. It has also been received by CMS for technical advice to Congress. For a more robust discussion of the Choose Home Care Act of 2021, please see the Q2 Supplemental dated August 4, 2021 and found on our Investor Relations page for: Description of the new benefit, how it will work and how it will save money on page 7. Polling data and third-party research on support and validation of at home care on pages 8-9. Section by section analysis of Choose Home Care Act of 2021 provided on pages 44-45. The full Dobson DaVanzo memorandum on savings estimate calculations can be found on pages 46-55. CHOOSE HOME CARE ACT OF 2021 8

The Biden administration continues to promote the expansion of home health services, including HCBS services, as a portion of its infrastructure proposal known currently as the American Jobs Plan. Discussion is now ongoing within Congress as to the possible inclusion of this expansion of HCBS services as part of the infrastructure package that could be considered under the two-step budget reconciliation process. On October 18, Sec. of Health and Human Services Becerra signed an Administrative Order extending the declaration of the Public Health Emergency for an additional 90 days through January 16, 2022, thereby extending significant flexibilities for the provision of home health services previously afforded administratively. Flexibilities including telehealth and remote patient certifications. Extends the suspension of site neutral payment for LTCHs. Telehealth – Congress continues to support amending the ‘originating site’ statutory language which currently does not allow home health agencies to offer and be reimbursed for Medicare services delivered by means of telehealth. Legislation introduced by numerous Senate and House members aim to change that prohibition, addressing reimbursement as is done by face-to-face visits, regardless of geography, and in public health emergencies. Both temporary and permanent provisions are considered. S. 1309 / HR 3371 - Home Health Emergency Access to Telehealth (HEAT) Act HR 341 - Ensuring Telehealth Expansion Act S. 1512 / HR 2903 - CONNECT for Health Act POLICIES ON HOME CARE 9

Home Health Final Rule for FY22 posted on November 2, 2021: No cuts for 2022 and an aggregate increase of payment rates of 2.5% ($445 million) which includes a decrease in payments due to reduction in rural add-on payments mandated by BBA 2018. (The payment update is based on a 3.1% market basket, reduced by 0.5% productivity adjustment or a net of 2.6% this is further reduced by 0.1% for the reduction in rural add-on percentages for a net of 2.5%.) The 2022 national standardized 30-day payment will be $2,031.64 versus the $1,901.12 from 2021. The rule includes a proposal to expand nationally the Home Health Value Based Payment demonstration from 9 states to all 50 states and territories beginning Jan. 1, 2023, with a baseline year of 2019 and an initial performance year of 2023. The rule provides for a maximum payment adjustment of plus or minus 5% reflected in 2025 payments. Hospice survey and enforcement: Based on the Consolidated Appropriations Act of 2021 (passed late Dec. 2020) the rule proposes changes to hospice survey and enforcement actions to address oversight and consistency in survey process. The Better Care Better Jobs Act: Senators Casey (D-PA), Wyden (D-OR), Schumer (D-NY), Murray (D-WA), Duckworth (D-IL), Hassan (D-NH) and Brown (D-OH) are introducing the Better Care Better Jobs Act, a key element of President Biden’s American Jobs Plan. Representatives Dingell (D-MI-12), Pallone (D-NJ-6), Schakowsky (D-IL-9) and Matsui (D-CA-6) introduced the House companion. This legislation would make a historic investment in home and community-based services by strengthening and expanding access to quality home care services and lifting up the caregiving workforce that provides them. Specifically, the bill would: Enhance Medicaid funding for HCBS, strengthen and expand access to HCBS, strengthen and expand the HCBS workforce, show improvement over time, encourage innovative models that benefit direct care workers and care recipients, support quality and accountability, facilitate state planning, permanent spousal impoverishment protections and make permanent Make Money Follows the Person. POLICIES ON HOME CARE CONTINUED 10

UNPRECEDENTED SUPPORT FOR HOMECARE 11 “The Biden-Harris administration recognizes the value and dignity that come with access to home- and community-based services. Thanks to the American Rescue Plan, we can support states working to expand access to home- and community-based services for Medicaid beneficiaries.” Xavier Becerra, Secretary of U.S. Department of Health and Human Services (10.21.21)   “We want to design models that give providers those tools that enable the delivery of integrated, whole-person care in the settings beneficiaries prefer, such as in the home or community.” Purva Rawal, Chief Strategy Officer for U.S. Centers for Medicare & Medicaid Services (10.20.21)   “We’re going to expand services for seniors in the home and for families to help them take care of their parents at home. It’s a matter of dignity and pride they want to live at home independently and for millions of Americans this is the most important issue they are facing.” President Joe Biden (10.28.21)   “AARP supports the investments (in the American Rescue Plan) that allow more people to get care at home and stay out of nursing homes when they so choose. For each person getting nursing home care, Medicaid can fund three people getting home- and community-based services.” Jo Ann Jenkins, CEO of the American Association of Retired Persons (3.1.21)   “COVID-19 is prompting hospitals and health care systems to reconsider how and where they deliver care to patients. Many see the patient’s home as the safest and most effective option for certain conditions and patients.” American Hospital Association “The Value Initiative” (12.1.20)   “Seniors deserve the best healthcare possible. After a hospitalization, people are often more comfortable in their own homes. Medicare needs to allow individuals the freedom to make the health care decisions best for them including recovery in their homes. My legislation HR5514 allows my constituents the option of home care and keeps them closer to loved ones and saves her from infectious diseases.” Congressman Henry Cuellar (D-TX) Lead Sponsor in the U.S. House of HR5514: The Choose Home Care Act of 2021 (10.8.21) “I'm proud to join Congressman Cuellar in introducing HR5514, this bipartisan measure. Medicare’s existing home health benefit doesn’t always offer the services necessary to ensure the best care for patients, which is what our bill seeks to change. Our proposal is safe, cost effective and will enhance the quality of life of senior citizens who would rather receive care in a familiar home setting.” Congressman Jamie Comer (R-KY) Lead Republican U.S. House Sponsor of HR5514: The Choose Home Care Act of 2021 (10.11.21)

DIFFERENTIATED STRATEGIES 12

Joint ventures drive organic growth and margin improvement Same store growth for JV locations averaged 200 basis points higher than non-JV locations for the years 2016-2019. Revenue growth rate for JVs average 10% to 15% in year 2 and 3. Margins for JV locations average 100 to 200 basis points higher than non-JV locations. Continued focus on inorganic growth through acquisitions and organic growth on previous acquisitions. Acquired $300 million in annual revenue in 2021 which will add $20 million to $25 million in EBITDA to 2022 Acquired $369.6 million in annual revenue from 2017 through 2020 which had $16.0 million in contribution margin 2021 estimated revenue on these acquisitions is $416.4 million. 2021 estimated contribution margin on these acquisitions is $86.0 million. Continued focus on growth in episodic admissions and rate improvement on non-Medicare admissions Non-Medicare episodic admissions grew by 12.7% in the third quarter of 2021 compared to 2020; and by 23.2% in the first nine months of 2021 as compared to 2020. Rate-per-visit improved by 4.1% in the third quarter of 2021 compared to 2020; and by 4.7% in the first nine months of 2021 as compared to 2020. DIFFERENTIATED STRATEGY LEADING TO QUALITY GROWTH 13

Continued focus on quality and patient satisfaction to drive higher referrals Increased new home health physician referral sources by 22.0% in 2020 over 2019; by 23.0% in the first nine months of 2021 as compared to 2020 and by 4.3% in Q3 of 2021. Untapped growth in home health and hospice co-locations remains top priority 86 hospice locations co-located with home health out of 155 total hospice locations, or 55%. Up from 77 locations in 2020, 63 locations in 2019 and 58 locations in 2018. Currently averaging 15% to 16% of home health census that gets discharged to hospice. Continue with strategic rollout strategy for HCBS 55 HCBS locations co-located with home health out of 133 total HCBS locations, or 41%. Grow HCBS in markets with value-based arrangements with JV partners and payors. DIFFERENTIATED STRATEGY LEADING TO QUALITY GROWTH CONTINUED 14

MULTIPLE ORGANIC AND INORGANIC GROWTH LEVERS

1 Core Market Growth

- Supportive recent payment reform
- Near to medium-term reimbursement a known quantity
- In demand from referral sources, partners & patients
- Home health a net beneficiary of value-based purchasing

2 Market Share Gains

- Industry leadership in quality and accreditation driving unique physician referral growth
- Smaller operators are capital constrained
- Drive untapped growth in personal care and hospice businesses across expanded geographic footprint

3 JVs with Hospital and Health Systems

- Only in-home healthcare provider with track record of JV's
- Expand into new markets along with partners' footprint
- Leverage value proposition and unmatched national scale to pursue strong pipeline of new JV partners nationwide
- COVID-19 experience is real-time value demonstration

Organic Growth (1–3)

4 New Acquisitions

- New acquisitions in home health, hospice and home and community based care
- Expand geographic reach in untapped markets
- Capitalize on highly fragmented provider base with historic consolidation opportunity
- Top 5 providers account for only ~21% of home health market

Acquisition Growth (4)

5 Value Based Strategy

- Move to taking risk on total cost of HH from MA plans and health systems
- Grow Imperium ACOs and extend proven record of managing post-acute network building
- Create high performing post-acute networks for ACO partners and increase utilization of LHC platform
- Extend use of data analytics to gain insight on cost of post-acute care

Upside Opportunities (5)

LHC GROUP

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BUILDING BLOCKS OF LONG-TERM EARNINGS GROWTH

1 Core Market Growth

Drive organic growth as lowest cost of incremental revenue and margin

- HH organic admission growth target of **5% to 7% for 2021** and increasing back to mid- to high- single digits
- Hospice organic admission growth target of **2% to 4% for 2021** and increasing back to mid- to high- single digits

2 Market Share Gains

Drive untapped growth in HH, hospice and HCBS locations

- Avg HH agency = $2-$3M annual revenue
- Avg hospice agency = $2-3M annual revenue
- HH/hospice co-location = $400,000 - $500,000 incremental annual revenue per hospice location
- 55% of HH/hospice co-locations

3 JVs with Hospital and Health Systems

Acquire revenue with JV's

- $65M-$70M/year on average (2017-2020)
- Target corporate EBITDA profile within 12-18 months
- Organic admission growth typically outperforms wholly owned locations by 100 to 200 bps

Organic Growth

4 New Acquisitions

Pursue new acquisitions in home health, hospice and HCBS

- $300 million in acquired annual revenue in 2021
- Annual revenue acquired in 2021 will add in the range of $20 to $25 million in EBITDA in 2022
- Acquired $369.6M in annual revenue and $16.0 million in contribution margin during 2017-2020 excluding AFAM. These acquisitions currently pacing to $416.4M in annual revenue and $86.0 million in contribution margin in 2021.

Acquisition Growth

5 Value Based Strategy

- Developing alternative reimbursement models (PMPM; Case Rate; episodic) with regional and national payors, demonstrating continued progression beyond fee-for-service and per visit relationships
- Revising contracts and developing processes with major payors to optimize administrative efficiencies
- Leveraging participation with JV and non-JV ACO's to capture increasing share of HH eligible admissions
  - 10% share today
- Value based awards with annual run-rate of $15M

Upside Opportunities

LHC GROUP

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RECRUITING AND RETENTION We continue to see positive trends in recruiting and retention. We have three consecutive quarters in which we have hired a record number of employees while our turnover continues to be well below industry averages. Our headcount statistics are a direct correlation and validation to our company’s continued census growth and focus on patient satisfaction and quality. Voluntary Turnover for full time employees company wide for the twelve months ended September 30, 2021: 16.1% Voluntary Turnover for full time clinical staff in Home Health and Hospice for the twelve months ended September 30, 2021: 17.6% Net Hiring Trend 17

NEW COVID CASES DECLINING IN Q4 2021 18 Source: Center for Systems Science and Engineering at Johns Hopkins University https://systems.jhu.edu/research/public-health/ncov/ The table below illustrates the changes in new COVID cases in the Company’s 1,781 service counties across its 35-state (and District of Columbia) footprint:

NEW COVID CASES DECLINING IN Q4 2021 19 Source: Center for Systems Science and Engineering at Johns Hopkins University https://systems.jhu.edu/research/public-health/ncov/ The table below illustrates the changes in new COVID cases in the Company’s 839 service counties across its footprint in 10 Southeastern states which comprise approximately two-thirds of the Company’s revenue:

SEQUENTIAL OPERATIONAL TRENDS Home Health, Hospice and HCBS Trends 20 * Completed the Heart of Hospice acquisition on September 1, 2021

Home Health and Hospice Clinicians on Quarantine Trend 21

HOME HEALTH LABOR COST PER VISIT 22

HOME HEALTH AND HOSPICE GROWTH Same Store Organic Admission Growth over Prior-Year Periods Sequential Same Store Organic Admission Growth New Physician Home Health Referral Sources 23

INDUSTRY-LEADING QUALITY AND PATIENT SATISFACTION 85% of LHC Group same-store providers have CMS 4 stars or greater for quality 100% of LHC Group home health and hospice agencies are Joint Commission accredited or are in the accreditation process within 12 to 18 months after acquisition. Approximately 15% of all Medicare certified home health agencies nationwide are Joint Commission accreditation. 90% of LHC Group same-store providers have CMS 4 stars or greater for patient satisfaction September 2021 quality data is from Strategic Healthcare Partners (SHP). Please note that the October 2020 refresh of the quality and patient satisfaction star ratings is the last scheduled refresh of this data by CMS until January 2022.     24

M&A ACTIVITY SETS THE STAGE FOR 2022 GROWTH The acquired annual revenue of approximately $300 million for 2021 would contribute in the range of $20 million to $25 million in EBITDA to 2022. 25

HCI SEGMENT STRONGLY SUPPORTS ADVANCED CARE@HOME PROGRAMS



- LHCG's unique value-based assets are fully on display with SCP Health's national team of 7,500 emergency department physicians and hospitalists
  - Imperium Health – ACO ownership, management and enablement
  - Advanced Care House Calls – primary care services
  - Long Term Solutions – elder care guidance
  - CareJourney – clinical analytics and insights
- Closest peers to the HCI segment are now Landmark Health and Aspire Health.
- SCP partnership is a natural progression of LHCG's SNF@Home model first deployed in 2014 for Ochsner Health
- CMS recommendation for national expansion of value-based program places premium on ability to quickly take on risk and deliver proven value on a national scale
  - Imperium Health has generated $300+ million in total savings; $150+ million in total CMS payouts

LHC GROUP
26

765 current collective hospital partnerships 70 existing hospitals in which both LHC Group and SCP Health have partnerships 109 additional hospitals in which SCP Health is partnered and LHC Group operates a home health agency in the market Over 20 million combined patient encounters annually ADVANCED CARE@HOME PARTNERSHIP WITH SCP HEALTH 27

2021 CONSOLIDATED RESULTS 28

2021 ADJUSTED CONSOLIDATED RESULTS 29

ADJUSTED CONSOLIDATED RESULTS – 2021 VS 2020 30

ADJUSTMENTS TO NET INCOME *See footnotes on page 32 31

ADJUSTMENTS TO NET INCOME CONTINUED Expenses and other costs associated with recently announced or completed acquisitions, de novos and legal expenses ($9.4 million and $14.1 million pre-tax in the three and nine months ended September 30, 2021, respectively; $2.5 million and $4.6 million pre-tax in the three and nine months ended September 30, 2020, respectively). Loss on the sale of an asset and other expenses associated with a closure or consolidation, including impairment ($0.5 million and $2.1 million pre-tax in the three and nine months ended September 30, 2021, respectively; $1.1 million in the nine months ended September 30, 2020) . COVID-19 related expenses for purchases of personal protective equipment (PPE), supplies, wage adjustments and employee healthcare costs ($14.0 million and $36.8 million pre-tax in the three and nine months ended September 30, 2021, respectively; $10.5 million and $40.6 million pre-tax in the three and nine months ended September 30, 2020, respectively) . Tax benefit related to new legislation in the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) which lifts certain tax deduction limitations and eliminates 80% of taxable income limitations for Net Operating Losses (“NOL”), which we are now able to fully utilize NOLs associated with Almost Family prior to the merger. The reversal of government stimulus income related to general distribution funds received from the Provider Relief Fund (“PRF”) under the CARES Act ($44.4 million pre-tax) . Non-controlling interest distributed to our Joint Venture partners in association with the Government stimulus income recognized during the second quarter of 2020 ($7.6 million pre-tax) was reversed in the three months ended September 30, 2020 as noted above . Expenses and other costs associated with the implementation of an Enterprise Resource Planning software ($0.7 million and $1.7 million pre-tax in the three and nine months ended September 30, 2021, respectively). Direct recovery costs associated with Hurricane Ida ($1.2 million pre-tax). As of December 31, 2020, the Company's assets held for sale was $1.9 million, which consisted of one hospice facility in Knoxville, Tennessee. The Company sold the property during the third quarter of 2021 for $3.2 million. . 32

SEGMENT RESULTS 33

THREE MONTHS ENDED SEP. 30, 2021 ADJUSTED SEGMENT RESULTS 34

NINE MONTHS ENDED SEP. 30, 2021 ADJUSTED SEGMENT RESULTS 35

HOME HEALTH SEGMENT ADJUSTED SEGMENT RESULTS – 2021 VS 2020 36 For the three months ended September 30, 2021, Revenue increased by $13 million or 3.5% as compared to Q3 2020. The increase is due to a 2.4% increase in census, coupled with an increase in Revenue per Completed Medicare Episode of approximately 1.0%. For the three months ended September 30, 2021, Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) decreased $10.7 million, or 330 basis points as a percentage of revenue, as compared to Q3 2020. The decrease is primarily due to the recent surge in new COVID cases and Hurricane Ida. The COVID case surge created staffing shortages and cost pressures owing to clinicians being quarantined, resulting in higher utilization of contract labor, more overtime and higher shift premium pay. Cost per Visit increased 8.5% as compared to Q3 2020. Hurricane Ida resulted in 120 lost operating days during the quarter. Revenue from sequestration suspension in the third quarter of 2021 was $4.8 million and $14.7 million for the nine months ended September 30, 2021.

HOSPICE SEGMENT ADJUSTED SEGMENT RESULTS – 2021 VS 2020 37 For the three months ended September 30, 2021, Revenue increased $22.9 million and EBITDA increased $3.1 million. The increase in revenue is due to approximately $21 million of inorganic revenue from recent acquisitions, approximately $1 million from same store growth and approximately $1 million in lower implicit price concession. Gross Margin % and EBITDA % both increased year-over-year due to higher revenue per day and favorable Implicit Price Concession, which more than offset the year-over-year increase in cost per day of +5.9%. Revenue from sequestration suspension in the third quarter of 2021 was $1.6 million and $4.0 million for the nine months ended September 30, 2021.

HOME AND COMMUNITY BASED SERVICES SEGMENT ADJUSTED SEGMENT RESULTS – 2021 VS 2020 38 For the three months ended September 30, 2021, Net Service Revenue decreased $2.6 million or 5.3% as compared to Q3 2020. The decrease in revenue is due to a 6.4% decline in billable hours owing to ongoing staffing constraints due to the COVID-19 pandemic. For the three months ended September 30, 2021, the HCBS segment EBITDA decreased $0.2 million and declined 20 basis points as a percentage of revenue as compared to Q3 2020. The decrease is due to the impact of fixed costs on lower revenue.

FACILITY-BASED SERVICES SEGMENT ADJUSTED SEGMENT RESULTS – 2021 VS 2020 39 Facility-Based Revenue decreased $0.9 million or 2.8% as compared to Q3 2020, driven by a 2.4 day decrease in average length of stay. The impact to patient days of the lower average length of stay was partially offset by a 2.9% increase in revenue per patient day and favorable Implicit Price Concession. Facility-Based Adjusted EBITDA increased $0.2 million or 60 basis points in the third quarter of 2021, compared to the same period in 2020, due to lower fixed costs. Impact from Hurricane Ida was approximately $200,000 in lower revenue and $600,000 in lower EBITDA. Revenue from sequestration suspension in the third quarter of 2021 was $0.4 million and $1.0 million for the nine months ended September 30, 2021.

HEALTH CARE INNOVATIONS SEGMENT ADJUSTED SEGMENT RESULTS – 2021 VS 2020 The increase in revenue and EBITDA in the third quarter of 2021, as compared to the third quarter of 2020, is due to the receipt of a higher Medicare Shared Savings Payment (MSSP) of $11.7 million in the current quarter as compared to $9.6 million in the third quarter of 2020. 40

GUIDANCE, LIQUIDITY & OUTLOOK 41

Assumptions Guidance updated for extension of the Public Health Emergency through January 16, 2022. Estimated effective tax rate of 25.5% to 26.0% for full year 2021. 5% to 7% organic growth in home health admissions for the year; 2% to 4% organic growth in hospice admissions for the year. Gross margin as a percent of revenue range 42.0% to 43.0%. General and administrative expense as a percent of revenue range 29.0% to 30.0%. Fully diluted shares of 31.6 million. We are estimating COVID-19 related cost in 2021 to be approximately $45 million, which is down from $53 million in 2020. FULL YEAR 2021 GUIDANCE 42

DEBT AND LIQUIDITY METRICS 43

APPENDIX 44

NON-GAAP RECONCILIATIONS (Amounts in thousands, unaudited) *Footnotes are on page 48 45

NON-GAAP RECONCILIATIONS (Amounts in thousands, unaudited) *Footnotes are on page 48 46

NON-GAAP RECONCILIATIONS (Amounts in thousands, unaudited) Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) Expenses and other costs associated with recently announced or completed acquisitions and de novos ($2.1 million pre-tax in the three and six months ended June 30, 2021; $0.5 million pre-tax in the three months ended June 30, 2020 and $2.1 million pre-tax in the six months ended June 30, 2020). Loss on the sale of an asset and other expenses associated with a closure or consolidation, including impairment ($1.4 million pre-tax in the three months ended June 30, 2021 and $1.6 million in the six months ended June 30, 2021; ($0.7 million pre-tax in the three months ended June 30, 2020 and $1.2 million pre-tax in the six months ended June 30, 2020). COVID-19 related expenses for purchases of personal protective equipment (PPE), supplies and wage adjustments ($10.8 million pre-tax in the three months ended June 30, 2021 and $22.8 million pre-tax in the three months ended June 30, 2020; ($27.3 million pre-tax in the three months ended June 30, 2020 and $30.1 million pre-tax in the six months ended June 30, 2020). Tax benefit related to new legislation in the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) which lifts certain tax deduction limitations and eliminates 80% of taxable income limitations for Net Operating Losses (“NOL”), which we are now able to fully utilize NOLs associated with Almost Family prior to the merger. Government stimulus income recognized during the second quarter of 2020 related to general distribution funds received from the Provider Relief Fund ($44.4 million pre-tax in the three and six months ended June 30, 2020). Non-controlling interest distributed to our Joint Venture partners in association with the Government stimulus income recognized during the second quarter of 2020 ($7.6 million pre-tax in the three months ended June 30, 2020). Expenses and other costs associated with the implementation of an Enterprise Resource Planning software ($1.0 million pre-tax in the second quarter and first half of 2020). Expenses and other costs associated with legal expense ($2.6 million pre-tax in the second quarter and first half of 2020). 47 Expenses and other costs associated with recently announced or completed acquisitions, de novos and legal expenses ($9.4 million and $14.1 million pre-tax in the three and nine months ended September 30, 2021, respectively; $2.5 million and $4.6 million pre-tax in the three and nine months ended September 30, 2020, respectively). Loss on the sale of an asset and other expenses associated with a closure or consolidation, including impairment ($0.5 million and $2.1 million pre-tax in the three and nine months ended September 30, 2021, respectively; $1.1 million in the nine months ended September 30, 2020) . COVID-19 related expenses for purchases of personal protective equipment (PPE), supplies, wage adjustments and employee healthcare costs ($14.0 million and $36.8 million pre-tax in the three and nine months ended September 30, 2021, respectively; $10.5 million and $40.6 million pre-tax in the three and nine months ended September 30, 2020, respectively) . Tax benefit related to new legislation in the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) which lifts certain tax deduction limitations and eliminates 80% of taxable income limitations for Net Operating Losses (“NOL”), which we are now able to fully utilize NOLs associated with Almost Family prior to the merger. The reversal of government stimulus income related to general distribution funds received from the Provider Relief Fund (“PRF”) under the CARES Act ($44.4 million pre-tax) . Non-controlling interest distributed to our Joint Venture partners in association with the Government stimulus income recognized during the second quarter of 2020 ($7.6 million pre-tax) was reversed in the three months ended September 30, 2020 as noted above. Expenses and other costs associated with the implementation of an Enterprise Resource Planning software ($0.7 million and $1.7 million pre-tax in the three and nine months ended September 30, 2021, respectively). Direct recovery costs associated with Hurricane Ida ($1.2 million pre-tax). As of December 31, 2020, the Company's assets held for sale was $1.9 million, which consisted of one hospice facility in Knoxville, Tennessee. The Company sold the property during the third quarter of 2021 for $3.2 million. .

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